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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) Amendment to 8-K filings of March 10, 2000 and April 23, 1999 regarding Registrant's certifying accountant.


                        SeQuester Holdings, Incorporated
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             (Exact name of registrant as specified in its charter)


     Nevada                       33-06827LA                  95-4532103
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(State or other jurisdiction     (Commission               (IRS Employer
    of incorporation)             File Number)             Identification No.)


              23852 W. Pacific Coast Highway, #434, Malibu CA 90265
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               (Zip Code) (Address of principal executive offices)


Registrant's telephone number, including area code     (310) 317-0779
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 23, 1999 the Company announced the engagement of Bennett Block Accounting Corporation ("Block") as its new independent auditor. In fact this engagement did not take place due to Block's physical movement.

There were no disagreements with Block on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure.

This agreement not to engage was mutual and approved by the Board of Directors.

There were no disagreements with either the former accountants or Block through the interim period April 2, 1998.

A copy of this Form has been sent to Block and is filed with the firm's approval. Written approval to be filed within 10 days as Exhibit 16.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED: July 24, 2000                   SeQuester Holdings, Incorporated


                                       By:  /s/ Steven Karsh
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                                           Steven Karsh, President